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                                                                    EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement No. 33-51732.

                                         ARTHUR ANDERSEN LLP


Chicago, Illinois
March 30, 1998